[LOGO]                                     GATEWAY PLUS                                FIRST ALLMERICA FINANCIAL
       KEMPER ANNUITIES                                                                   LIFE INSURANCE COMPANY
       Long-term investing in a short-term world-SM-                     440 LINCOLN STREET, WORCESTER, MA 01653
----------------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------
  1. OWNER(S)                   Please Print Clearly
  -------------------------------------------------------------------------

  First                         MI                       Last

  -------------------------------------------------------------------------
  Street Address

  -------------------------------------------------------------------------
  City                          State                     Zip

  -------------------------------------------------------------------------
  Social Security/Tax I.D.    | Date of Birth/Trust      | / / Male
            -           -     |                          | / / Female
  -------------------------------------------------------------------------
  Daytime Telephone
  (         )
  -------------------------------------------------------------------------

  JOINT OWNER
             First              MI                       Last

  -------------------------------------------------------------------------
  Social Security/Tax I.D.    | Date of Birth/Trust      | / / Male
            -           -     |                          | / / Female
  -------------------------------------------------------------------------
  Daytime Telephone
  (         )
  -------------------------------------------------------------------------

  -------------------------------------------------------------------------
  2. ANNUITANT(S)              Please Print Clearly
  -------------------------------------------------------------------------

  First                         MI                       Last

  -------------------------------------------------------------------------
  Social Security/Tax I.D.    | Date of Birth/Trust      | / / Male
            -           -     |                          | / / Female
  -------------------------------------------------------------------------
  JOINT ANNUITANT
  First                         MI                       Last

  -------------------------------------------------------------------------
  Social Security/Tax I.D.    | Date of Birth/Trust      | / / Male
            -           -     |                          | / / Female
  -------------------------------------------------------------------------

  -------------------------------------------------------------------------
  3. BENEFICIARY (If beneficiary is a trust, provide date of trust)
  -------------------------------------------------------------------------

  If there are Joint Owners, the survivor is always Primary Beneficiary.


  -------------------------------------------------------------------------
  Primary Beneficiary                             Relationship to Owner

  -------------------------------------------------------------------------
  Primary Beneficiary                             Relationship to Owner

  -------------------------------------------------------------------------
  Contingent Beneficiary                          Relationship to Owner

  -------------------------------------------------------------------------
  4. OPTIONAL RIDERS
  -------------------------------------------------------------------------

  I/We elect: / / Enhanced Death Benefit
              / / _____________________________________________________

  -------------------------------------------------------------------------
  5. TYPE OF PLAN TO BE ISSUED:
  -------------------------------------------------------------------------

  / / Nonqualified                           / / IRA
  / / Nonqualified Def. Comp.                / / Roth IRA
  / / 401(a) Pension/Profit Sharing*         / / SEP-IRA*
  / / 401(k) Profit Sharing*
  / / 403(b) TSA*

  *Attach required additional forms. Existing Case #____________________

  -------------------------------------------------------------------------
  6. INITIAL PAYMENT
  -------------------------------------------------------------------------

  Initial Payment $________________________________________________________

                    (Make check payable to Allmerica Financial)

  If IRA, Roth IRA or SEP-IRA application, this payment is a:
  / / Rollover/Conversion                / / Trustee to Trustee Transfer
  / / Payment for Tax Year _______________

  -------------------------------------------------------------------------
  7. ALLOCATION OF PAYMENTS
  -------------------------------------------------------------------------

  KEMPER SUBACCOUNTS

  _____% Aggressive Growth                 _____% Index 500
  _____% Technology Growth                 _____% Horizon 20+
  _____% Dreman Financial Services         _____% Total Return
  _____% Small Cap Growth                  _____% Horizon 10+
  _____% Small Cap Value                   _____% High Yield
  _____% Dreman High Return Equity         _____% Horizon 5
  _____% International                     _____% Global Income
  _____% Int'l Growth and Income           _____% Inv. Grade Bond
  _____% Global Blue Chip                  _____% Gov't Securities
  _____% Growth                            _____% Money Market
  _____% Contrarian Value                  _____% _________________
  _____% Blue Chip                         _____% _________________
  _____% Value+Growth                      _____% _________________

  SCUDDER VLIF (VARIABLE LIFE INVESTMENT FUND) (CLASS A)

  _____% International                     _____% Capital Growth
  _____% Global Discovery                  _____% Growth and Income
  _____% Fixed Account

  -------------------------------------------------------------------------
  7. AUTOMATIC ACCOUNT REBALANCING (AAR)
  -------------------------------------------------------------------------

  / / I/We elect Automatic Account Rebalancing (AAR) among the above variable accounts every:

    / / 1 Mo.  / / 2 Mos.  / / 3 Mos.  / / 6 Mos.  / / 12 Mos.

  -------------------------------------------------------------------------
  9. REPLACEMENT
  -------------------------------------------------------------------------

  Will the proposed certificate replace or change any existing annuity or insurance policy?

  / / No  / / Yes (If yes, list company name and policy number)

  __________________________________________________________________________

  __________________________________________________________________________

  __________________________________________________________________________

  __________________________________________________________________________

SML-1460K NY

  -------------------------------------------------------------------------
  10. DOLLAR COST AVERAGING
  -------------------------------------------------------------------------

  (Not available with Automatic Account Rebalancing)
  Please transfer $______________ from (check one source account):
                   ($100 minimum)
  (Be sure you have allocated money to the Source Account in Section 7.)
  / / Fixed Account  / / Government Securities  / / Money Market
  Every: / / 1 Mo.  / / 2 Mos.  / / 3 Mos.  / / 6 Mos.  / / 12 Mos.

  TO: KEMPER SUBACCOUNTS

  _____% Aggressive Growth                 _____% Index 500
  _____% Technology Growth                 _____% Horizon 20+
  _____% Dreman Financial Services         _____% Total Return
  _____% Small Cap Growth                  _____% Horizon 10+
  _____% Small Cap Value                   _____% High Yield
  _____% Dreman High Return Equity         _____% Horizon 5
  _____% International                     _____% Global Income
  _____% Int'l Growth and Income           _____% Inv. Grade Bond
  _____% Global Blue Chip                  _____% Gov't Securities
  _____% Growth                            _____% Money Market
  _____% Contrarian Value                  _____% _________________
  _____% Blue Chip                         _____% _________________
  _____% Value+Growth                      _____% _________________

  SCUDDER VLIF (VARIABLE LIFE INVESTMENT FUND) (CLASS A)

  _____% International                     _____% Capital Growth
  _____% Global Discovery                  _____% Growth and Income

  DCA into the Fixed Account is not available.

  -------------------------------------------------------------------------
  11. SYSTEMATIC WITHDRAWALS
  -------------------------------------------------------------------------

  A. Frequency (Please choose one):
  / / 1 Mo.  / / 2 Mos.  / / 3 Mos.  / / 6 Mos.  / / 12 Mos.
  Withdrawals begin later of 15 days after issue or ___/___/___.

  -------------------------------------------------------------------------

  B. Program (Please choose one):
     1. / / Systematic Withdrawal without surrender charge
            / / Maximum (15% of payment)
            / / $_______________ per frequency

  OR

     2. / / Systematic Withdrawal (May incur surrender charges)
            $_______________ per frequency

  -------------------------------------------------------------------------

  C. Withdraw from:
     / / Pro-Rata from all accounts, or:
     _________% From ______________________________________________________

     _________% From ______________________________________________________

     _________% From ______________________________________________________

     _________% From ______________________________________________________

  -------------------------------------------------------------------------

  D. PLEASE / / Do Not Withhold Federal Income Taxes
            / / Do Withhold at 10% or ______________ (% or $)

  -------------------------------------------------------------------------

  E. / / I/We wish to use Electronic Funds Transfer (Direct Deposit). I/We authorize Allmerica Financial to correct electronically any overpayments or erroneous credits made to my contract.
                             ATTACH VOIDED CHECK

  -------------------------------------------------------------------------
  12. REMARKS
  -------------------------------------------------------------------------

  _________________________________________________________________________

  _________________________________________________________________________

  _________________________________________________________________________

  _________________________________________________________________________

  -------------------------------------------------------------------------
  13. SIGNATURES
  -------------------------------------------------------------------------

  I/We represent to the best of my/our knowledge and belief that the statements made in this application are ture and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the certificate are those contained in this application. I/We acknowledge receipt of a current prospectus describing the certificate applied for. If IRA, Roth, or SEP-IRA application, I/WE HAVE RECEIVED A
  DISCLOSURE BUYER'S GUIDE. I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES
  BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO
  DOLLAR AMOUNTS.

  _________________________________________________________________________
  Signature of Owner           Signed at (City and State)      Date

  _________________________________________________________________________
  Signature of Joint Owner     Signed at (City and State)      Date

  -------------------------------------------------------------------------
  15. REGISTERED REPRESENTATIVE/DEALER INFORMATION
  -------------------------------------------------------------------------

  DOES THE CERTIFICATE APPLIED FOR REPLACE AN EXISTING ANNUITY OR LIFE
  INSURANCE POLICY?  / / YES (ATTACH REPLACEMENT FORMS AS REQUIRED) / / NO
  I certify that the information provided by the owner has been accurately recorded; a current prospectus was delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the certificate applied for is suitable for the owner.

  _____________________________________________ |___________|  |__________________| (___)__________________________
  Signature of Registered Representative         Comm. Code            SSN#                 Telephone

  _____________________________________________________________|__________________| _______________________________
  Printed Name of Registered Representative                     B/D Client Acct. #   Printed Name of Broker/Dealer

  _________________________________________________________________________________ (___)__________________________
  Branch Office Street Address for Contract Delivery                                   Telephone of Broker/Dealer

                                                              OVERNIGHT MAIL TO: 2 Heritage Drive, Quincy, MA 02171
                                                              Mail To: P.O. Box 8632, Boston, MA 02266-8632

SML-1460K NY